                              EXHIBIT 1
                              ---------

                 STATEMENT PURSUANT TO RULE 13D-1(F)
                 -----------------------------------

         The undersigned parties hereto, Edward J. Shoen, Mark V. Shoen, James P. Shoen, Paul F. Shoen, Sophia M. Shoen, The AMERCO Employee Savings and Profit Sharing and Employee Stock Ownership Trust, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Edward J. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Mark V. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by James P. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Paul F. Shoen, and Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Sophia M. Shoen, hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock or other voting stock of AMERCO beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such
Schedule 13D, thereby incorporating the same into such Schedule 13D.

                                       THE AMERCO EMPLOYEE SAVINGS,
                                       PROFIT SHARING and EMPLOYEE
                                       STOCK OWNERSHIP TRUST

/s/ Edward J. Shoen
- -------------------
EDWARD J. SHOEN                        By:/s/ Edward J. Shoen
Date:  December 14, 1994                  --------------------
                                          EDWARD J. SHOEN,
                                          Trustee
                                          Date:  December 14, 1994

/s/ James P. Shoen
- ------------------
JAMES P. SHOEN                         By:/s/ Gary B. Horton
Date:  December 14, 1994                  -------------------
                                          GARY B. HORTON,
                                          Trustee
                                          Date:  December 14, 1994

- ---------------
SOPHIA M. SHOEN                        By:/s/ Donald W. Murney
Date:  December ___, 1994                 --------------------
                                          DONALD W. MURNEY,
                                          Trustee
                                          Date:  December 14, 1994

- -------------
PAUL F. SHOEN
Date:  December ___, 1994


/s/ Mark V. Shoen
- -----------------
MARK V. SHOEN
Date:  December 14, 1994

OXFORD LIFE INSURANCE                OXFORD LIFE INSURANCE
COMPANY, Trustee under that          COMPANY, Trustee under that
certain Irrevocable Trust            certain Irrevocable Trust
dated December 20, 1982              dated December 20, 1982
(Sophia M. Shoen, grantor)           (James P. Shoen, as grantor)



By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    --------------------------           ---------------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date:  December 19, 1994             Date:  December 19, 1994



OXFORD LIFE INSURANCE                OXFORD LIFE INSURANCE
COMPANY, Trustee under that          COMPANY, Trustee, under that
certain Irrevocable Trust            certain Irrevocable Trust
dated December 20, 1982              dated December 20, 1982
(Mark V. Shoen, grantor)             (Paul F. Shoen, grantor)



By: /s/ Mark A. Haydukovich          By: /s/ Mark A. Haydukovich
    --------------------------           --------------------------
    MARK A. HAYDUKOVICH                  MARK A. HAYDUKOVICH
Its Vice President                   Its Vice President
Date:  December 19, 1994             Date:  December 19, 1994



OXFORD LIFE INSURANCE
COMPANY, Trustee under that
certain Irrevocable Trust
dated December 20, 1982
(Edward J. Shoen, grantor)


By: /s/ Mark A. Haydukovich
    -------------------------
    MARK A. HAYDUKOVICH
Its Vice President
Date:  December 19, 1994